Exhibit 10-Q

NONCOMPETE AGREEMENT

THIS NONCOMPETE AGREEMENT (the "Agreement") is entered into to be effective as of the 1st day of June, 1999, by and between Quality Dining, Inc., an Indiana corporation
(sometimes hereinafter collectively referred to with its affiliates as the "Company"), and James K. Fitzpatrick (the
"Employee").

Agreement

1. Employment. The parties hereto acknowledge that the Employee's employment by the Company is an "at will" employment and nothing in this Agreement shall in any way limit the Company's ability to terminate Employee with or without cause.

2. Restrictive Covenants. In consideration of the Employee's continued employment, the right to receive a "Change of Control" (as hereinafter defined) payment and the mutual promises contained herein, Employee agrees and promises that Employee will not, directly or indirectly, for Employee or any other person, firm, corporation, entity or business:


(a) Compete with Company. During the term of his employment by the Company and for a period of one year after termination of employment with the Company for any reason own, manage, operate, control or otherwise be in any manner affiliated or connected with, or engage or participate in the ownership, management, operation or control of (as principal, agent, proprietor, partner, member, shareholder, director, trustee, officer, administrator, employee, consultant, independent contractor, or otherwise), any business or entity that owns or operates any full service or quick service restaurants within 15 miles of any restaurant owned by the Company on the last day of Employee's employment.

(b) Employees. For a period of one year after termination of employment by the Company, Employee shall not, directly or indirectly, (i) induce or influence or attempt to induce or influence, any person who is engaged as an employee, agent, independent contractor or otherwise by the Company to terminate his or her employment or engagement with the Company, nor (ii) aid, assist or abet any other person, firm, or corporation in any of the prohibited matters identified in clause (i) of this paragraph 2(b).

3. Severability. The parties hereto intend that the covenants contained in Section 2 shall be construed as a series of separate covenants, one for each restaurant operated by the Company. Except for geographic coverage, each such separate covenant shall be deemed identical in terms to the covenants contained in Section 2. If, in any judicial proceeding, a court shall refuse to enforce any of the separate covenants deemed included in this section, then this unenforceable covenant shall be deemed eliminated from these provisions for the purpose of those proceedings to the extent necessary to permit the remaining separate covenants to be enforced.


 4. Proprietary and Confidential Information. The parties hereto acknowledge and agree that proprietary and confidential information means information or material which is not generally available to or used by others outside the Company or the utility or value of which is not generally known or recognized as standard practice, whether or not the underlying details are in the public domain. Information and material which is considered proprietary and confidential by the Company includes, but is not limited to, the following:

(a) Information and material which relates to the Company's purchasing, accounting, operating or marketing methods;

(b) Information and material related to business plans and methods of operations or methods of doing business or relating to marketing or expansion plans developed or to be developed by the Company;

(c) Information and material related to the Company's method and manner of compensating its employees;
(d) Any of the information of the type described above which the Company obtained from another source and which the Company treats as proprietary or designates as confidential, whether or not owned or developed by the Company.
5. Use of Information. Employee acknowledges and agrees that he is in a fiduciary relationship with the Company and as a consequence of this fiduciary relationship and the trust and confidence reposed in the Employee by the Company, Employee will receive proprietary and confidential information and/or trade secrets of the Company, as previously defined in this Agreement. In partial consideration for the mutual promises contained herein, the Employee agrees not to directly or indirectly divulge, publish, communicate, use to the detriment of the Company, use for the benefit of any person, firm, corporation, or business or misuse in any way any such proprietary and confidential information and/or trade secrets either during or subsequent to employment with the Company, whether or not conceived, originated, discovered or developed in whole or in part by Employee.

6. Availability of Injunctive Relief. The parties acknowledge that compliance with the covenants in Sections 2, 4, and 5 is necessary to protect the business, goodwill and proprietary interests of the Company. The parties further agree that the remedy at law for breach of any of the provisions of such covenants is inadequate and that the Company shall be entitled, in addition to other such remedies as it may have, to injunctive relief for any breach or threatened breach of Sections 2, 4, and 5 without proof of any actual damages that may have been or may be caused to the Company by such breach or threatened breach.


 7.  Change of Control Payment.

(a) If Employee is employed by the Company at the time of any Change of Control (as defined below) of the Company, Employee shall be entitled to the following:

(i) within 10 days after the date of the Change of Control be paid a lump sum payment by the Company equal to 2 times the sum of (A) Employee's then current annual salary, plus
(B) the full amount of the bonus Employee was eligible to receive for the fiscal year in which the Change of Control occurred, assuming for purposes hereof that Employee would have received 100% of Employee's bonus potential.

(ii) accelerated vesting and exercisability of all outstanding stock options and Employee shall have up to six months after the date of the Change of Control to exercise all operations previously granted to Employee;

(iii)     accelerated vesting of all restricted
shares previously awarded to Employee free from any "Lockup
Period" that might otherwise apply pursuant to the Company's
Strategic Long Term Plan; and

(iv) continued enrollment for a period of one year in the Company's group life and health insurance all on terms that are no less favorable to Employee than those that were in effect on the date of the Change of Control, whether or not Employee remains in the employ of the Company for any or all of such period.

(b) As used in this Agreement, "Change of Control" of the Company means:

(i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (a "Person") of beneficial ownership (within the meaning of Rule 13d3 promulgated under the Exchange Act as in effect from time to time) of 20% or more of either (A) the then outstanding shares of common stock of the Company or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors; provided, however, that the following acquisitions shall not constitute an acquisition of control: (1) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege), (2) any acquisition by the Company,
(3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, (4) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (A), (B) and (C) of subsection (iii) of this Section 7(b) are satisfied, or (5) any acquisition by any Person who on the date of this Agreement is a director or officer of the Company or is the beneficial owner of 20% or more of the outstanding voting securities of the Company ("Affiliated Person");

(ii) Individuals who, as of the date hereof, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors of the Company (the "Board"); provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iii) The Company enters into an agreement for a reorganization, merger or consolidation, in each case, unless, following such reorganization, merger or consolidation, (A) more than eighty percent (80%) of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding Company common stock and outstanding Company voting securities immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the outstanding Company stock and outstanding Company voting securities, as the case may be, (B) no Person (excluding the Company, any employee benefit plan or related trust of the Company or such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 20% or more of the outstanding Company common stock or outstanding voting securities, as the case may be) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (C) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or


(iv) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company or the Company enters into an agreement for the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation with respect to which following such sale or other disposition (A) more than 80% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding Company common stock and outstanding Company voting securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the outstanding Company common stock and outstanding Company voting securities, as the case may be,
(B) no Person (excluding the Company and any employee benefit plan or related trust of the Company or such corporation, any Affiliated Person and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20% or more of the outstanding Company common stock or outstanding Company voting securities, as the case may be) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (C) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company.

(v) Notwithstanding the foregoing, none of the transactions contemplated in subsections (i), (ii), (iii) or (iv) shall constitute a Change of Control if such transaction occurs in connection with or as a result of a transaction subject to Rule 13e-3 promulgated under the Exchange Act as in effect from time to time provided that executive officers of the Company prior to such transaction are the beneficial owners of 75% of more of the voting securities of the Company outstanding following such transaction.

8. Assignment. Neither this Agreement nor any right or obligation created hereunder shall be assignable or delegated by Employee.

9. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof and supersede all prior and contemporaneous agreements and understandings of the parties, and there are no warranties, representations or other agreements between the parties in connection with the subject matter hereof except as specifically set forth herein. No supplement, modification, waiver or termination of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver or continuing waiver of any other provision hereof.

10. Partial Invalidity. In the event one or more of the provisions contained in this Agreement, or any portion of any such provisions, shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, or any portion of any such provision, but the Agreement shall be construed as if such invalid, illegal or unenforceable provision, or portion thereof, had never been contained herein.

11. Governing Law. This Agreement and all rights, obligations and liabilities arising hereunder shall be construed and enforced in accordance with the laws of the State of Indiana.

12. Titles and Headings. Titles and headings to provisions of this Agreement are for the purpose of reference only and shall in no way limit, define or otherwise affect the interpretation or construction of such provisions.
13. Binding Agreement. The rights and obligations of the Company under this Agreement shall inure to the benefit of and shall be binding on the successors and assigns of the Company.
14. No Third Parties. The provisions of this Agreement shall not inure to the benefit of any third party who is not a signatory hereto except as otherwise provided for in
Section 13.
    IN WITNESS WHEREOF, the parties have hereto executed this Agreement as of the day and year first written above.

QUALITY DINING, INC.
/s/______________________
     By:  John C. Firth
     Its:  Executive Vice President and General Counsel


     EMPLOYEE

 /s/_________________
James K. Fitzpatrick



Exhibit 10-R

NONCOMPETE AGREEMENT

THIS NONCOMPETE AGREEMENT (the "Agreement") is entered into to be effective as of the 1st day of June, 1999, by and between Quality Dining, Inc., an Indiana corporation
(sometimes hereinafter collectively referred to with its affiliates as the "Company"), and Gerald O. Fitzpatrick (the "Employee").

Agreement

1. Employment. The parties hereto acknowledge that the Employee's employment by the Company is an "at will" employment and nothing in this Agreement shall in any way limit the Company's ability to terminate Employee with or without cause.

2. Restrictive Covenants. In consideration of the Employee's continued employment, the right to receive a "Change of Control" (as hereinafter defined) payment and the mutual promises contained herein, Employee agrees and promises that Employee will not, directly or indirectly, for Employee or any other person, firm, corporation, entity or business:

(a) Compete with Company. During the term of his employment by the Company and for a period of one year after termination of employment with the Company for any reason own, manage, operate, control or otherwise be in any manner affiliated or connected with, or engage or participate in the ownership, management, operation or control of (as principal, agent, proprietor, partner, member, shareholder, director, trustee, officer, administrator, employee, consultant, independent contractor, or otherwise), any business or entity that owns or operates any quick service restaurant within 15 miles of any Burger King restaurant owned by the Company on the last day of Employee's employment.

(b) Employees. For a period of one year after termination of employment by the Company, Employee shall not, directly or indirectly, (i) induce or influence or attempt to induce or influence, any person who is engaged as an employee, agent, independent contractor or otherwise by the Company to terminate his or her employment or engagement with the Company, nor (ii) aid, assist or abet any other person, firm, or corporation in any of the prohibited matters identified in clause (i) of this paragraph 2(b).

3. Severability. The parties hereto intend that the covenants contained in Section 2 shall be construed as a series of separate covenants, one for each restaurant operated by the Company. Except for geographic coverage, each such separate covenant shall be deemed identical in terms to the covenants contained in Section 2. If, in any judicial proceeding, a court shall refuse to enforce any of the separate covenants deemed included in this section, then this unenforceable covenant shall be deemed eliminated from these provisions for the purpose of those proceedings to the extent necessary to permit the remaining separate covenants to be enforced.

 4. Proprietary and Confidential Information. The parties hereto acknowledge and agree that proprietary and confidential information means information or material which is not generally available to or used by others outside the Company or the utility or value of which is not generally known or recognized as standard practice, whether or not the underlying details are in the public domain. Information and material which is considered proprietary and confidential by the Company includes, but is not limited to, the following:

(a) Information and material which relates to the Company's purchasing, accounting, operating or marketing methods;

(b) Information and material related to business plans and methods of operations or methods of doing business or relating to marketing or expansion plans developed or to be developed by the Company;

(c) Information and material related to the Company's method and manner of compensating its employees;

(d) Any of the information of the type described above which the Company obtained from another source and which the Company treats as proprietary or designates as confidential, whether or not owned or developed by the Company.

5. Use of Information. Employee acknowledges and agrees that he is in a fiduciary relationship with the Company and as a consequence of this fiduciary relationship and the trust and confidence reposed in the Employee by the Company, Employee will receive proprietary and confidential information and/or trade secrets of the Company, as previously defined in this Agreement. In partial consideration for the mutual promises contained herein, the Employee agrees not to directly or indirectly divulge, publish, communicate, use to the detriment of the Company, use for the benefit of any person, firm, corporation, or business or misuse in any way any such proprietary and confidential information and/or trade secrets either during or subsequent to employment with the Company, whether or not conceived, originated, discovered or developed in whole or in part by Employee.

6. Availability of Injunctive Relief. The parties acknowledge that compliance with the covenants in Sections 2, 4, and 5 is necessary to protect the business, goodwill and proprietary interests of the Company. The parties further agree that the remedy at law for breach of any of the provisions of such covenants is inadequate and that the Company shall be entitled, in addition to other such remedies as it may have, to injunctive relief for any breach or threatened breach of Sections 2, 4, and 5 without proof of any actual damages that may have been or may be caused to the Company by such breach or threatened breach.


 7.  Change of Control Payment.

(a) If Employee is employed by the Company at the time of any Change of Control (as defined below) of the Company, Employee shall be entitled to the following:

(i) within 10 days after the date of the Change of Control be paid a lump sum payment by the Company equal to one and one-half times the sum of (A) Employee's then current annual salary, plus (B) the full amount of the bonus Employee was eligible to receive for the fiscal year in which the Change of Control occurred, assuming for purposes hereof that Employee would have received 100% of Employee's bonus potential.

(ii) accelerated vesting and exercisability of all outstanding stock options and Employee shall have up to six months after the date of the Change of Control to exercise all operations previously granted to Employee;

(iii) accelerated vesting of all restricted shares previously awarded to Employee free from any "Lockup Period" that might otherwise apply pursuant to the Company's
Strategic Long Term Plan; and


(iv) continued enrollment for a period of one year in the Company's group life and health insurance all on terms that are no less favorable to Employee than those that were in effect on the date of the Change of Control, whether or not Employee remains in the employ of the Company for any or all of such period.

(b) As used in this Agreement, "Change of Control" of the Company means: (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (a "Person") of beneficial ownership (within the meaning of Rule 13d3 promulgated under the Exchange Act as in effect from time to time) of 20% or more of either (A) the then outstanding shares of common stock of the Company or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors; provided, however, that the following acquisitions shall not constitute an acquisition of control: (1) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege), (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, (4) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (A), (B) and (C) of subsection (iii) of this Section 7(b) are satisfied, or (5) any acquisition by any Person who on the date of this Agreement is a director or officer of the Company or is the beneficial owner of 20% or more of the outstanding voting securities of the Company ("Affiliated Person");


(ii) Individuals who, as of the date hereof, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors of the Company (the "Board"); provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iii) The Company enters into an agreement for a reorganization, merger or consolidation, in each case, unless, following such reorganization, merger or consolidation, (A) more than eighty percent (80%) of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding
Company common stock and outstanding Company voting securities immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the outstanding Company stock and outstanding Company voting securities, as the case may be,
(B) no Person (excluding the Company, any employee benefit plan or related trust of the Company or such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 20% or more of the outstanding Company common stock or outstanding voting securities, as the case may be) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (C) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

(iv) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company or the Company enters into an agreement for the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation with respect to which following such sale or other disposition (A) more than 80% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding Company common stock and outstanding Company voting securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the outstanding Company common stock and outstanding Company voting securities, as the case may be, (B) no Person (excluding the Company and any employee benefit plan or related trust of the Company or such corporation, any Affiliated Person and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20% or more of the outstanding Company common stock or outstanding Company voting securities, as the case may be) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (C) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company.

(v) Notwithstanding the foregoing, none of the transactions contemplated in subsections (i), (ii), (iii) or (iv) shall constitute a Change of Control if such transaction occurs in connection with or as a result of a transaction subject to Rule 13e-3 promulgated under the Exchange Act as in effect from time to time provided that executive officers of the Company prior to such transaction are the beneficial owners of 75% of more of the voting securities of the Company outstanding following such transaction.

8. Assignment. Neither this Agreement nor any right or obligation created hereunder shall be assignable or delegated by Employee.

9. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof and supersede all prior and contemporaneous agreements and understandings of the parties, and there are no warranties, representations or other agreements between the parties in connection with the subject matter hereof except as specifically set forth herein. No supplement, modification, waiver or termination of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver or continuing waiver of any other provision hereof.

10. Partial Invalidity. In the event one or more of the provisions contained in this Agreement, or any portion of any such provisions, shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, or any portion of any such provision, but the Agreement shall be construed as if such invalid, illegal or unenforceable provision, or portion thereof, had never been contained herein.

11. Governing Law. This Agreement and all rights, obligations and liabilities arising hereunder shall be construed and enforced in accordance with the laws of the State of Indiana.

12. Titles and Headings. Titles and headings to provisions of this Agreement are for the purpose of reference only and shall in no way limit, define or otherwise affect the interpretation or construction of such provisions.

13. Binding Agreement. The rights and obligations of the Company under this Agreement shall inure to the benefit of and shall be binding on the successors and assigns of the Company.

14. No Third Parties. The provisions of this Agreement shall not inure to the benefit of any third party who is not a signatory hereto except as otherwise provided for in
Section 13.

    IN WITNESS WHEREOF, the parties have hereto executed this Agreement as of the day and year first written above.

QUALITY DINING, INC.

/s/____________________
     By:  John C. Firth
     Its:  Executive Vice President and General Counsel


     EMPLOYEE

 /s/_________________
Gerald O. Fitzpatrick



EXHIBIT 10-S

NONCOMPETE AGREEMENT

THIS NONCOMPETE AGREEMENT (the "Agreement") is entered into to be effective as of the 1st day of June, 1999, by and between Quality Dining, Inc., an Indiana corporation
(sometimes hereinafter collectively referred to with its affiliates as the "Company"), and David M. Findlay (the
"Employee").

Agreement

1. Employment. The parties hereto acknowledge that the Employee's employment by the Company is an "at will" employment and nothing in this Agreement shall in any way limit the Company's ability to terminate Employee with or without cause.

2. Restrictive Covenants. In consideration of the Employee's continued employment, the right to receive a "Change of Control" (as hereinafter defined) payment and the mutual promises contained herein, Employee agrees and promises that Employee will not, directly or indirectly, for Employee or any other person, firm, corporation, entity or business:

(a) Compete with Company. During the term of his employment by the Company and for a period of one year after termination of employment with the Company for any reason own, manage, operate, control or otherwise be in any manner affiliated or connected with, or engage or participate in the ownership, management, operation or control of (as principal, agent, proprietor, partner, member, shareholder, director, trustee, officer, administrator, employee, consultant, independent contractor, or otherwise), any business or entity that owns or operates any full service or quick service restaurant within 15 miles of any restaurant owned by the Company on the last day of Employee's employment.

(b) Employees. For a period of one year after termination of employment by the Company, Employee shall not, directly or indirectly, (i) induce or influence or attempt to induce or influence, any person who is engaged as an employee, agent, independent contractor or otherwise by the Company to terminate his or her employment or engagement with the Company, nor (ii) aid, assist or abet any other person, firm, or corporation in any of the prohibited matters identified in clause (i) of this paragraph 2(b).

3. Severability. The parties hereto intend that the covenants contained in Section 2 shall be construed as a series of separate covenants, one for each restaurant operated by the Company. Except for geographic coverage, each such separate covenant shall be deemed identical in terms to the covenants contained in Section 2. If, in any judicial proceeding, a court shall refuse to enforce any of the separate covenants deemed included in this section, then this unenforceable covenant shall be deemed eliminated from these provisions for the purpose of those proceedings to the extent necessary to permit the remaining separate covenants to be enforced.

 4. Proprietary and Confidential Information. The parties hereto acknowledge and agree that proprietary and confidential information means information or material which is not generally available to or used by others outside the Company or the utility or value of which is not generally known or recognized as standard practice, whether or not the underlying details are in the public domain. Information and material which is considered proprietary and confidential by the Company includes, but is not limited to, the following:

(a) Information and material which relates to the Company's purchasing, accounting, operating or marketing methods;

(b) Information and material related to business plans and methods of operations or methods of doing business or relating to marketing or expansion plans developed or to be developed by the Company;

(c) Information and material related to the Company's method and manner of compensating its employees;

(d) Any of the information of the type described above which the Company obtained from another source and which the Company treats as proprietary or designates as confidential, whether or not owned or developed by the Company.

5. Use of Information. Employee acknowledges and agrees that he is in a fiduciary relationship with the Company and as a consequence of this fiduciary relationship and the trust and confidence reposed in the Employee by the Company, Employee will receive proprietary and confidential information and/or trade secrets of the Company, as previously defined in this Agreement. In partial consideration for the mutual promises contained herein, the Employee agrees not to directly or indirectly divulge, publish, communicate, use to the detriment of the Company, use for the benefit of any person, firm, corporation, or business or misuse in any way any such proprietary and confidential information and/or trade secrets either during or subsequent to employment with the Company, whether or not conceived, originated, discovered or developed in whole or in part by Employee.

6. Availability of Injunctive Relief. The parties acknowledge that compliance with the covenants in Sections 2, 4, and 5 is necessary to protect the business, goodwill and proprietary interests of the Company. The parties further agree that the remedy at law for breach of any of the provisions of such covenants is inadequate and that the Company shall be entitled, in addition to other such remedies as it may have, to injunctive relief for any breach or threatened breach of Sections 2, 4, and 5 without proof of any actual damages that may have been or may be caused to the Company by such breach or threatened breach.


7.  Change of Control Payment.

(a) If Employee is employed by the Company at the time of any Change of Control (as defined below) of the Company, Employee shall be entitled to the following:

(i) within 10 days after the date of the Change of Control be paid a lump sum payment by the Company equal to one and one-half times the sum of (A) Employee's then current annual salary, plus (B) the full amount of the bonus Employee was eligible to receive for the fiscal year in which the Change of Control occurred, assuming for purposes hereof that Employee would have received 100% of Employee's bonus potential.

(ii) accelerated vesting and exercisability of all outstanding stock options and Employee shall have up to six months after the date of the Change of Control to exercise all operations previously granted to Employee;

(iii) accelerated vesting of all restricted shares previously awarded to Employee free from any "Lockup Period" that might otherwise apply pursuant to the Company's Strategic Long Term Plan; and
(iv) continued enrollment for a period of one year in the Company's group life and health insurance all on terms that are no less favorable to Employee than those that were in effect on the date of the Change of Control, whether or not Employee remains in the employ of the Company for any or all of such period.

(b) As used in this Agreement, "Change of Control" of the Company means:
(i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (a
"Person") of beneficial ownership (within the meaning of Rule 13d3 promulgated under the Exchange Act as in effect from time to time) of 20% or more of either (A) the then outstanding shares of common stock of the Company or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors; provided, however, that the following acquisitions shall not constitute an acquisition of control:
(1) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege), (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, (4) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (A), (B) and (C) of subsection (iii) of this Section 7(b) are satisfied, or (5) any acquisition by any Person who on the date of this Agreement is a director or officer of the Company or is the beneficial owner of 20% or more of the outstanding voting securities of the Company ("Affiliated Person");


(ii) Individuals who, as of the date hereof, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors of the Company (the "Board"); provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iii) The Company enters into an agreement for a reorganization, merger or consolidation, in each case, unless, following such reorganization, merger or consolidation, (A) more than eighty percent (80%) of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding Company common stock and outstanding Company voting securities immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the outstanding Company stock and outstanding Company voting securities, as the case may be, (B) no Person (excluding the Company, any employee benefit plan or related trust of the Company or such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 20% or more of the outstanding Company common stock or outstanding voting securities, as the case may be) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (C) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or


(iv) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company or the Company enters into an agreement for the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation with respect to which following such sale or other disposition (A) more than 80% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding Company common stock and outstanding Company voting securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the outstanding Company common stock and outstanding Company voting securities, as the case may be,
(B) no Person (excluding the Company and any employee benefit plan or related trust of the Company or such corporation, any Affiliated Person and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20% or more of the outstanding Company common stock or outstanding Company voting securities, as the case may be) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (C) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company.

(v) Notwithstanding the foregoing, none of the transactions contemplated in subsections (i), (ii), (iii) or (iv) shall constitute a Change of Control if such transaction occurs in connection with or as a result of a transaction subject to Rule 13e-3 promulgated under the Exchange Act as in effect from time to time provided that executive officers of the Company prior to such transaction are the beneficial owners of 75% of more of the voting securities of the Company outstanding following such transaction.

8. Assignment. Neither this Agreement nor any right or obligation created hereunder shall be assignable or delegated by Employee.

9. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof and supersede all prior and contemporaneous agreements and understandings of the parties, and there are no warranties, representations or other agreements between the parties in connection with the subject matter hereof except as specifically set forth herein. No supplement, modification, waiver or termination of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver or continuing waiver of any other provision hereof.

10. Partial Invalidity. In the event one or more of the provisions contained in this Agreement, or any portion of any such provisions, shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, or any portion of any such provision, but the Agreement shall be construed as if such invalid, illegal or unenforceable provision, or portion thereof, had never been contained herein.

11. Governing Law. This Agreement and all rights, obligations and liabilities arising hereunder shall be construed and enforced in accordance with the laws of the State of Indiana.

12. Titles and Headings. Titles and headings to provisions of this Agreement are for the purpose of reference only and shall in no way limit, define or otherwise affect the interpretation or construction of such provisions.

13. Binding Agreement. The rights and obligations of the Company under this Agreement shall inure to the benefit of and shall be binding on the successors and assigns of the Company.

14. No Third Parties. The provisions of this Agreement shall not inure to the benefit of any third party who is not a signatory hereto except as otherwise provided for in
Section 13.

    IN WITNESS WHEREOF, the parties have hereto executed this Agreement as of the day and year first written above.

QUALITY DINING, INC.


/s/______________________
     By:  John C. Firth
     Its:  Executive Vice President and General Counsel


     EMPLOYEE

/s/______________
David M. Findlay




EXHIBIT 10-U


NONCOMPETE AGREEMENT

THIS NONCOMPETE AGREEMENT (the "Agreement") is entered into to be effective as of the 1st day of June, 1999, by and between Quality Dining, Inc., an Indiana corporation
(sometimes hereinafter collectively referred to with its affiliates as the "Company"), and Robert C. Hudson (the
"Employee").

Agreement

1. Employment. The parties hereto acknowledge that the Employee's employment by the Company is an "at will" employment and nothing in this Agreement shall in any way limit the Company's ability to terminate Employee with or without cause.

2. Restrictive Covenants. In consideration of the Employee's continued employment, the right to receive a "Change of Control" (as hereinafter defined) payment and the mutual promises contained herein, Employee agrees and promises that Employee will not, directly or indirectly, for Employee or any other person, firm, corporation, entity or business:


(a) Compete with Company. During the term of his employment by the Company and for a period of one year after termination of employment with the Company for any reason own, manage, operate, control or otherwise be in any manner affiliated or connected with, or engage or participate in the ownership, management, operation or control of (as principal, agent, proprietor, partner, member, shareholder, director, trustee, officer, administrator, employee, consultant, independent contractor, or otherwise), any business or entity that owns or operates any full service restaurants within 15 miles of any Grady's restaurant owned by the Company on the last day of Employee's employment.

(b) Employees. For a period of one year after termination of employment by the Company, Employee shall not, directly or indirectly, (i) induce or influence or attempt to induce or influence, any person who is engaged as an employee, agent, independent contractor or otherwise by the Company to terminate his or her employment or engagement with the Company, nor (ii) aid, assist or abet any other person, firm, or corporation in any of the prohibited matters identified in clause (i) of this paragraph 2(b).

3. Severability. The parties hereto intend that the covenants contained in Section 2 shall be construed as a series of separate covenants, one for each restaurant operated by the Company. Except for geographic coverage, each such separate covenant shall be deemed identical in terms to the covenants contained in Section 2. If, in any judicial proceeding, a court shall refuse to enforce any of the separate covenants deemed included in this section, then this unenforceable covenant shall be deemed eliminated from these provisions for the purpose of those proceedings to the extent necessary to permit the remaining separate covenants to be enforced.


 4. Proprietary and Confidential Information. The parties hereto acknowledge and agree that proprietary and confidential information means information or material which is not generally available to or used by others outside the Company or the utility or value of which is not generally known or recognized as standard practice, whether or not the underlying details are in the public domain. Information and material which is considered proprietary and confidential by the Company includes, but is not limited to, the following:

(a) Information and material which relates to the Company's purchasing, accounting, operating or marketing methods;

(b) Information and material related to business plans and methods of operations or methods of doing business or relating to marketing or expansion plans developed or to be developed by the Company;

(c) Information and material related to the Company's method and manner of compensating its employees;

(d) Any of the information of the type described above which the Company obtained from another source and which the Company treats as proprietary or designates as confidential, whether or not owned or developed by the Company.

5. Use of Information. Employee acknowledges and agrees that he is in a fiduciary relationship with the Company and as a consequence of this fiduciary relationship and the trust and confidence reposed in the Employee by the Company, Employee will receive proprietary and confidential information and/or trade secrets of the Company, as previously defined in this Agreement. In partial consideration for the mutual promises contained herein, the Employee agrees not to directly or indirectly divulge, publish, communicate, use to the detriment of the Company, use for the benefit of any person, firm, corporation, or business or misuse in any way any such proprietary and confidential information and/or trade secrets either during or subsequent to employment with the Company, whether or not conceived, originated, discovered or developed in whole or in part by Employee.

6. Availability of Injunctive Relief. The parties acknowledge that compliance with the covenants in Sections 2, 4, and 5 is necessary to protect the business, goodwill and proprietary interests of the Company. The parties further agree that the remedy at law for breach of any of the provisions of such covenants is inadequate and that the Company shall be entitled, in addition to other such remedies as it may have, to injunctive relief for any breach or threatened breach of Sections 2, 4, and 5 without proof of any actual damages that may have been or may be caused to the Company by such breach or threatened breach.


 7.  Change of Control Payment.

(a) If Employee is employed by the Company at the time of any Change of Control (as defined below) of the Company, Employee shall be entitled to the following:

(i) within 10 days after the date of the Change of Control be paid a lump sum payment by the Company equal to the sum of Employee's then current annual salary, plus the full amount of the bonus Employee was eligible to receive for the fiscal year in which the Change of Control occurred, assuming for purposes hereof that Employee would have received 100% of Employee's bonus potential.

(ii) accelerated vesting and exercisability of all outstanding stock options and Employee shall have up to six months after the date of the Change of Control to exercise all operations previously granted to Employee;

(iii) accelerated vesting of all restricted shares previously awarded to Employee free from any "Lockup Period" that might otherwise apply pursuant to the Company's
Strategic Long Term Plan; and

(iv) continued enrollment for a period of six months in the Company's group life and health insurance all on terms that are no less favorable to Employee than those that were in effect on the date of the Change of Control, whether or not Employee remains in the employ of the Company for any or all of such period.

(b) As used in this Agreement, "Change of Control" of the Company means:

(i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (a "Person") of beneficial ownership (within the meaning of Rule 13d3 promulgated under the Exchange Act as in effect from time to time) of 20% or more of either (A) the then outstanding shares of common stock of the Company or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors; provided, however, that the following acquisitions shall not constitute an acquisition of control: (1) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege), (2) any acquisition by the Company,
(3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, (4) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (A), (B) and (C) of subsection (iii) of this Section 7(b) are satisfied, or (5) any acquisition by any Person who on the date of this Agreement is a director or officer of the Company or is the beneficial owner of 20% or more of the outstanding voting securities of the Company ("Affiliated Person");

(ii) Individuals who, as of the date hereof, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors of the Company (the "Board"); provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iii) The Company enters into an agreement for a reorganization, merger or consolidation, in each case, unless, following such reorganization, merger or consolidation, (A) more than eighty percent (80%) of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding Company common stock and outstanding Company voting securities immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the outstanding Company stock and outstanding Company voting securities, as the case may be, (B) no Person (excluding the Company, any employee benefit plan or related trust of the Company or such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 20% or more of the outstanding Company common stock or outstanding voting securities, as the case may be) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (C) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or


(iv) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company or the Company enters into an agreement for the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation with respect to which following such sale or other disposition (A) more than 80% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding Company common stock and outstanding Company voting securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the outstanding Company common stock and outstanding Company voting securities, as the case may be, (B) no Person (excluding the Company and any employee benefit plan or related trust of the Company or such corporation, any Affiliated Person and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20% or more of the outstanding
Company common stock or outstanding Company voting securities, as the case may be) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (C) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company.

(v) Notwithstanding the foregoing, none of the transactions contemplated in subsections (i), (ii), (iii) or (iv) shall constitute a Change of Control if such transaction occurs in connection with or as a result of a transaction subject to Rule 13e-3 promulgated under the Exchange Act as in effect from time to time provided that executive officers of the Company prior to such transaction are the beneficial owners of 75% of more of the voting securities of the Company outstanding following such transaction.

8. Assignment. Neither this Agreement nor any right or obligation created hereunder shall be assignable or delegated by Employee.

9. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof and supersede all prior and contemporaneous agreements and understandings of the parties, and there are no warranties, representations or other agreements between the parties in connection with the subject matter hereof except as specifically set forth herein. No supplement, modification, waiver or termination of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver or continuing waiver of any other provision hereof.

10. Partial Invalidity. In the event one or more of the provisions contained in this Agreement, or any portion of any such provisions, shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, or any portion of any such provision, but the Agreement shall be construed as if such invalid, illegal or unenforceable provision, or portion thereof, had never been contained herein.

11. Governing Law. This Agreement and all rights, obligations and liabilities arising hereunder shall be construed and enforced in accordance with the laws of the State of Indiana.

12. Titles and Headings. Titles and headings to provisions of this Agreement are for the purpose of reference only and shall in no way limit, define or otherwise affect the interpretation or construction of such provisions.

13. Binding Agreement. The rights and obligations of the Company under this Agreement shall inure to the benefit of and shall be binding on the successors and assigns of the Company.

14. No Third Parties. The provisions of this Agreement shall not inure to the benefit of any third party who is not a signatory hereto except as otherwise provided for in


 IN WITNESS WHEREOF, the parties have hereto executed this Agreement as of the day and year first written above.

QUALITY DINING, INC.
/s/_____________________
     By:  John C. Firth
     Its:  Executive Vice President and General Counsel


     EMPLOYEE

 /s/______________
Robert C. Hudson